LINOLN LIFE & ANNUITY COMPANY OF NEW YORK

Lincoln New York Account N for Variable Annuities

Lincoln ChoicePlus AssuranceSM (Bonus), Lincoln ChoicePlusSM II Bonus

Supplement dated August 8, 2024 to the Prospectus dated May 1, 2024

This Supplement to your prospectus outlines important changes that become effective on and after August 19, 2024.  These changes are related to Appendix B – Investment Requirements. All other provisions outlined in your variable annuity prospectus, as supplemented, remain unchanged.

Appendix B – Investment Requirements: If you have elected a Living Benefit Rider, you may be subject to the Investment Requirements outlined in the prospectus, according to which Living Benefit Rider you own and when you elected that rider. Please refer to your prospectus to determine if you are subject to Investment Requirements. The changes outlined below are effective for August 19, 2024 and are added to the existing Investment Requirements in your prospectus. All other provisions of Investment Requirements remain unchanged.

Please note that your Contract may not offer every rider impacted by these requirements.

The following changes apply to Investment Requirements for i4LIFE® Advantage Select Guaranteed Income Benefit purchased on or after May 21, 2018. The Lincoln Hedged S&P 500 Conservative Fund, Lincoln Hedged S&P 500 Fund and Lincoln Opportunistic Hedged Equity Fund will be added to the list of funds you may allocate 100% of your Account Value.

Please retain this Supplement for future reference.